                                                                   EXHIBIT 99.16



DEBTOR:  AMCV HOLDINGS, INC.                        CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED







In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  AMCV HOLDINGS, INC.                        CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                        Summary Of Bank And Investment Accounts    Attachment 1
                                AMCV Holdings, Inc.
Summary                      Case No: 01-10973 (JWV)               UNAUDITED
AMCV Holdings, Inc.       For Month Of December, 2002

                                            Balances
                              --------------------------------    Receipts &         Bank
                                   Opening          Closing       Disbursements      Statements          Account
Account                       As Of 12/01/02    As Of 12/31/02    Included           Included            Reconciled
-------                       --------------    --------------    --------           --------            ----------
No Bank Or Investment              NA                NA             NA                 NA                   NA
Accounts

                                 Receipts & Disbursements          Attachment 2
                                  AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (JWV)
AMCV Holdings, Inc.            For Month Of December, 2002
Attach 2


              No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                   Concentration & Investment Account Statements   Attachment 3
                                AMCV Holdings, Inc.
Summary                      Case No: 01-10973 (JWV)
AMCV Holdings, Inc.        For Month Of December, 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                       Date: 16-JAN-03 16:22:59
INCOME STATEMENT - ATTACHMENT 4            Page:   1
Current Period: DEC-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                              PTD-Actual
                                              31-Dec-02
                                           ---------------
Revenue
Gross Revenue                                         0.00
Allowances                                            0.00
                                           ---------------
Net Revenue                                           0.00

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                       0.00
Layup/Drydock Expense                                 0.00
Vessel Insurance                                      0.00
                                           ---------------
Total Operating Expenses                              0.00

                                           ---------------
Gross Profit                                          0.00

SG&A Expenses
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                           ---------------
Total SG&A Expenses                                   0.00

                                           ---------------
EBITDA                                                0.00

Depreciation                                          0.00

                                           ---------------
Operating Income                                      0.00

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                  (14,817,040.93)
Reorganization expenses                               0.00
                                           ---------------
Total Other Expense/(Income)                 14,817,040.93

                                           ---------------
Net Pretax Income/(Loss)                    (14,817,040.93)

Income Tax Expense                                    0.00

                                           ---------------
Net Income/(Loss)                           (14,817,040.93)
                                           ===============

AMCV US SET OF BOOKS                               Date: 20-JAN-03 12:59:23
BALANCE SHEET - ATTACHMENT 5                       Page:   1
Current Period: DEC-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                                 YTD-Actual                      YTD-Actual
                                                 31-Dec-02                      22-Oct-01
                                             ----------------                ----------------
ASSETS

Cash and Equivalent                                      0.00                            0.00

Restricted Cash                                          0.00                            0.00

Accounts Receivable                                      0.00                            0.00

Inventories                                              0.00                            0.00

Prepaid Expenses                                         0.00                            0.00

Other Current Assets                                     0.00                            0.00

                                             ----------------                ----------------
Total Current Assets                                     0.00                            0.00


Fixed Assets                                             0.00                            0.00

Accumulated Depreciation                                 0.00                            0.00

                                             ----------------                ----------------
Net Fixed Assets                                         0.00                            0.00


Net Goodwill                                             0.00                            0.00

Intercompany Due To/From                                 0.00                            0.00

Net Deferred Financing Fees                              0.00                            0.00

Net Investment in Subsidiaries                (484,012,599.27)                    (918,077.34)

                                             ----------------                ----------------
Total Other Assets                            (484,012,599.27)                    (918,077.34)

                                             ----------------                ----------------
Total Assets                                  (484,012,599.27)                    (918,077.34)
                                             ================                ================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:23
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=12 (AMCV - HOLDINGS)


                                                    YTD-Actual                       YTD-Actual
                                                    31-Dec-02                        22-Oct-01
                                                -----------------                -----------------
LIABILITIES

Accounts Payable                                             0.00                             0.00

Accrued Liabilities                                          0.00                             0.00

Deposits                                                     0.00                             0.00

                                                -----------------                -----------------
Total Current Liabilities                                    0.00                             0.00


Long Term Debt                                               0.00                             0.00

Other Long Term Liabilities                                  0.00                             0.00

                                                -----------------                -----------------
Total Liabilities                                            0.00                             0.00


Liabilities Subject to Compromise                            0.00                             0.00


OWNER'S EQUITY

Common Stock                                             9,440.25                         9,440.25

Add'l Paid In Capital                               79,208,059.85                    79,208,059.85

Current Net Income (Loss)                         (483,826,808.82)                  (13,500,663.21)

Retained Earnings                                  (79,403,290.55)                  (66,634,914.23)

                                                -----------------                -----------------
Total Owner's Equity                              (484,012,599.27)                     (918,077.34)

                                                -----------------                -----------------
Total Liabilities & Equity                        (484,012,599.27)                     (918,077.34)
                                                =================                =================

AMCV Holdings, Inc.                 ATTACHMENT 6                   01-10973(JWV)
                    Summary List of Due To/Due From Accounts
                      For the Month Ended December 31, 2002



                                      CASE                    BEGINNING                                                ENDING
AFFILIATE NAME                        NUMBER                   BALANCE         DEBITS            CREDITS              BALANCE
AMCV Cruise Operations, Inc.          01-10967               201,071.08      2,105,887.05               --         2,306,958.13
Project America, Inc.                 N/A                   (435,388.90)               --               --          (435,388.90)
Great Hawaiian Cruise Line, Inc.      01-10975               234,317.82                --     2,105,887.05        (1,871,569.23)
                                                   -----------------------------------------------------------------------------
                                                                     --      2,105,887.05     2,105,887.05                    -
                                                   =============================================================================

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMCV HOLDINGS, INC.                       CASE NUMBER:  01-10973 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.